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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated August 20, 1999, relating to the financial statements of McAfee.com Corporation, a subsidiary of Network Associates, Inc., which appears in McAfee.com Corporation's Registration Statement on Form S-1 (File No. 333-87609).



PricewaterhouseCoopers LLP

San Jose, California

December 14, 1999